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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                                  JUNE 5, 2000

                         TOREADOR RESOURCES CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

      DELAWARE                          0-2517                        75-0991164
(STATE OF INCORPORATION)        (COMMISSION FILE NO.)       (IRS EMPLOYER IDENTIFICATION NO.)
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                           4809 COLE AVENUE, SUITE 108
                               DALLAS, TEXAS 75205
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (214) 559-3933







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ITEM 5. OTHER EVENTS

         On June 5, 2000, Toreador Resources Corporation issued a press release announcing that it will redeem the Stock Purchase Rights issued pursuant to the Rights Agreement dated as of April 3, 1995. The full text of the press release issued by Toreador Resources Corporation is filed as Exhibit 99.1 and is incorporated herein by reference.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c)     Exhibits

99.1    -  Press Release dated June 5, 2000, announcing the redemption of the
           Preferred Stock Purchase Rights.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                             TOREADOR RESOURCES CORPORATION


Date:  June 5, 2000                           By:  /s/  G. Thomas Graves III
                                                 ------------------------------
                                                 Name:  G. Thomas Graves III
                                                 Title: President and
                                                        Chief Executive Officer








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                                  EXHIBIT INDEX

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
Exhibit No.       Description
99.1     -     Press Release dated June 5, 2000, announcing the redemption of the Preferred Stock Purchase Rights.
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